UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 10, 2009

Yadkin Valley Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-52099	20-4495993
(Commission File Number)	(IRS Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)

(336) 526-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(a)	Departure of Directors.

The Company has received of a letter from Mr. Park regarding his resignation.  A copy of Mr. Park’s letter is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number	Description

99.1	Letter from Mr. Daniel J. Park, dated April 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN VALLEY FINANCIAL CORPORATION

	By:	/s/ Edwin E. Laws
	Name:	Edwin E. Laws
	Title:	Chief Financial Officer

Dated: April 14, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Letter from Mr. Daniel J. Park, dated April 10, 2009.